UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2012

American Medical Alert Corp.

(Exact name of registrant as specified in its charter)

New York	333-54992	11-2571221
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36-36 33rd Street, Long Island City, New York	11106
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 879-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement of communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 2, 2012, the Supreme Court of the State of New York, County of Queens (the "Court") entered an order preliminarily approving a proposed settlement of the class action securities lawsuits consolidated under the caption In re American Medical Alert Corp. Shareholder Litigation, Index No. 700661/2011 (the “Action”). The Action challenged the transactions contemplated by the Agreement and Plan of Merger, dated as of September 22, 2011, by and among American Medical Alert Corp. (“AMAC”), Tunstall Healthcare Group Limited (“Tunstall”), and Monitor Acquisition Corp. (“Merger Sub”) a wholly owned subsidiary of Tunstall, pursuant to which, on December 22, 2011, Tunstall acquired AMAC via the merger of Merger Sub with and into AMAC, with AMAC continuing as the surviving company in the merger and becoming a wholly owned subsidiary of Tunstall. In this order, the Court approved the Notice of Pendency and Proposed Settlement of Class Action and Settlement Hearing. The Court authorized and directed the distribution of this notice to all potential settlement class members. The proposed settlement in the Securities Action remains subject to final approval by the Court. A final approval hearing is set for November 27, 2012, at 9:30 a.m., before the Honorable Justice Orin R. Kitzes of the Court. If the proposed settlement is approved, it will end the Action.

The foregoing summary does not purport to be complete, and is qualified in its entirety by reference to the Notice of Pendency and Proposed Settlement of Class Action and Settlement Hearing. A copy of the Notice of Pendency and Proposed Settlement of Class Action and Settlement Hearing is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference. All record and beneficial holders of the common stock of American Medical Alert Corp. ("AMAC") at any time beginning and including September 22, 2011, through and including December 21, 2011, are urged to read the attached notice carefully and in its entirety, as such persons may be affected by the proposed settlement of the Action. In addition, the foregoing summary is being provided in order to comply with certain Court mandated requirements relating to the proposed settlement. It is not intended to provide any other information regarding AMAC.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits

99.1         Notice of Pendency and Proposed Settlement of Class Action and Settlement Hearing

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    September 25, 2012

AMERICAN MEDICAL ALERT CORP.

By:	/s/ Kevin Radigan
Name:	Kevin Radigan
Title:	Chief Financial Officer

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